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                                                                    Exhibit 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 (File No.
333-     ) of our report dated April 11, 1997, on our audit of the financial statements of Bond Holdings, Inc. We also consent to the reference to our firm under the caption "Experts".



/s/ Coopers & Lybrand L.L.P

Newport Beach, California
August 26, 1997